Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference November 1, 2019, at 9:00 a.m. CDT.  Listen to the call live via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE
U.S. Cellular reports third quarter 2019 results
Growth in revenues; 5G and network modernization initiatives progressing

CHICAGO (October 31, 2019) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $1,031 million for the third quarter of 2019, versus $1,001 million for the same period one year ago. Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $23 million and $0.27, respectively, for the third quarter of 2019 compared to $36 million and $0.41, respectively, in the same period one year ago.
"I’m pleased with the progress we made this quarter," said Kenneth R. Meyers, U.S. Cellular president and CEO. "We generated improved financial results and although subscriber activity was slow early in the quarter, we gained momentum and finished strong, achieving sequential improvement in postpaid handset net additions by delivering on our customer satisfaction strategy and implementing many of our strategic initiatives. Our efforts produced growth in revenue and Adjusted EBITDA. Continued popularity of our unlimited Total Plans drove increases in average revenue per user and increased inbound roaming contributed to growth in service revenue. I am pleased to see these trends as we head into the important holiday season.
"We recently completed a brand refresh and launched a new more modern look and a brand promise around 'Bringing Fairness to Wireless,' to reinforce the values that have always been part of U.S. Cellular. Another driver of customer satisfaction is our high-quality network, which is performing well even as data usage continues to increase. Our network modernization efforts are progressing as we ready our network for 5G, so that even customers with 4G devices have experienced better network quality and improved speeds. Additionally, we are on track to launch 5G service in Iowa and Wisconsin during the first quarter of 2020."

2019 Estimated Results
U.S. Cellular’s current estimates of full-year 2019 results are shown below. Such estimates represent management’s view as of October 31, 2019 and should not be assumed to be current as of any future date. U.S. Cellular undertakes no duty to update such estimates, whether as a result of new information, future events or otherwise. There can be no assurance that final results will not differ materially from estimated results.

2019 Estimated Results
	Previous	Current
(Dollars in millions)
Total operating revenues	$3,900-$4,100	$3,950-$4,050
Adjusted OIBDA[1]	$725-$875	$750-$850
Adjusted EBITDA[1]	$900-$1,050	$925-$1,025
Capital expenditures	$625-$725	Unchanged

The following table provides a reconciliation of Net income to Adjusted OIBDA and Adjusted EBITDA for 2019 estimated results, actual results for the nine months ended September 30, 2019, and actual results for the year ended December 31, 2018. In providing 2019 estimated results, U.S. Cellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, U.S. Cellular is unable to provide such guidance.

		Actual Results
	2019 Estimated Results	Nine Months Ended September 30, 2019	Year Ended December 31, 2018
(Dollars in millions)
Net income (GAAP)	N/A	$115	$164
Add back or deduct:
Income tax expense	N/A	55	51
Income before income taxes (GAAP)	$80-$180	$170	$215
Add back:
Interest expense	115	87	116
Depreciation, amortization and accretion expense	710	524	640
EBITDA (Non-GAAP)[1]	$905-$1,005	$781	$971
Add back or deduct:
(Gain) loss on asset disposals, net	20	13	10
(Gain) loss on sale of business and other exit costs, net	—	(1)	—
(Gain) loss on license sales and exchanges, net	—	—	(18)
Adjusted EBITDA (Non-GAAP)[1]	$925-$1,025	$793	$963
Deduct:
Equity in earnings of unconsolidated entities	160	128	159
Interest and dividend income	15	14	15
Other, net	—	—	(1)
Adjusted OIBDA (Non-GAAP)[1]	$750-$850	$651	$790

[1]
EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. U.S. Cellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of U.S. Cellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of U.S. Cellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for September 30, 2019, can be found on U.S. Cellular’s website at investors.uscellular.com.

Conference Call Information
U.S. Cellular will hold a conference call on November 1, 2019 at 9:00 a.m. Central Time.

▪	Access the live call on the Events & Presentations page of investors.uscellular.com or at https://www.webcaster4.com/Webcast/Page/1145/32152.

▪	Access the call by phone at 877-273-7192 (US/Canada), conference ID: 4119859.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About U.S. Cellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5.0 million connections in 21 states. The Chicago-based company had 5,500 full- and part-time associates as of September 30, 2019. At the end of the third quarter of 2019, Telephone and Data Systems, Inc. owned 82 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary of TDS
312-592-5379
jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations of TDS
312-592-5341
julie.mathews@tdsinc.com
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute U.S. Cellular’s business strategy; uncertainties in U.S. Cellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses, including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about U.S. Cellular, visit:
U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Retail Connections
Postpaid
Total at end of period	4,395,000	4,414,000	4,440,000	4,472,000	4,466,000
Gross additions	163,000	137,000	137,000	179,000	172,000
Feature phones	3,000	5,000	4,000	4,000	3,000
Smartphones	121,000	97,000	98,000	132,000	130,000
Connected devices	39,000	35,000	35,000	43,000	39,000
Net additions (losses)	(19,000)	(26,000)	(32,000)	6,000	(1,000)
Feature phones	(11,000)	(10,000)	(13,000)	(11,000)	(14,000)
Smartphones	9,000	(1,000)	(1,000)	31,000	29,000
Connected devices	(17,000)	(15,000)	(18,000)	(14,000)	(16,000)
ARPU[1]	$46.16	$45.90	$45.44	$45.58	$45.31
ARPA[2]	$119.87	$119.46	$118.84	$119.60	$119.42
Churn rate[3]	1.38%	1.23%	1.26%	1.29%	1.29%
Handsets	1.09%	0.97%	0.99%	1.00%	1.02%
Connected devices	3.44%	3.01%	3.08%	3.20%	3.04%
Prepaid
Total at end of period	510,000	500,000	503,000	516,000	528,000
Gross additions	70,000	61,000	61,000	66,000	80,000
Net additions (losses)	9,000	(2,000)	(13,000)	(12,000)	1,000
ARPU[1]	$34.35	$34.43	$33.44	$32.80	$32.09
Churn rate[3]	4.03%	4.20%	4.92%	4.98%	4.98%
Total connections at end of period[4]	4,957,000	4,967,000	4,995,000	5,041,000	5,050,000
Market penetration at end of period
Consolidated operating population	31,310,000	31,310,000	31,310,000	31,469,000	31,469,000
Consolidated operating penetration[5]	16%	16%	16%	16%	16%
Capital expenditures (millions)	$170	$195	$102	$242	$118
Total cell sites in service	6,554	6,535	6,506	6,531	6,506
Owned towers	4,123	4,116	4,106	4,129	4,119

[1]
Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

•	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.

•	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.

[2]	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.

[3]	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.

[4]	Includes reseller and other connections.

[5]	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$774	$759	2%	$2,272	$2,224	2%
Equipment sales	257	242	6%	698	692	1%
Total operating revenues	1,031	1,001	3%	2,970	2,916	2%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	199	200	(1)%	568	566	–
Cost of equipment sold	266	258	3%	724	716	1%
Selling, general and administrative	358	346	3%	1,027	1,014	1%
Depreciation, amortization and accretion	181	160	13%	524	478	10%
(Gain) loss on asset disposals, net	5	3	66%	13	5	N/M
(Gain) loss on sale of business and other exit costs, net	—	—	N/M	(1)	—	N/M
(Gain) loss on license sales and exchanges, net	2	—	N/M	—	(18)	98%
Total operating expenses	1,011	967	5%	2,855	2,761	3%

Operating income	20	34	(40)%	115	155	(26)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	44	42	5%	128	120	7%
Interest and dividend income	4	4	4%	14	10	40%
Interest expense	(29)	(29)	1%	(87)	(87)	–
Total investment and other income	19	17	12%	55	43	27%

Income before income taxes	39	51	(23)%	170	198	(14)%
Income tax expense	15	14	2%	55	55	1%
Net income	24	37	(33)%	115	143	(20)%
Less: Net income attributable to noncontrolling interests, net of tax	1	1	29%	6	14	(61)%
Net income attributable to U.S. Cellular shareholders	$23	$36	(34)%	$109	$129	(15)%

Basic weighted average shares outstanding	86	86	1%	87	85	1%
Basic earnings per share attributable to U.S. Cellular shareholders	$0.27	$0.42	(35)%	$1.26	$1.51	(16)%

Diluted weighted average shares outstanding	88	87	1%	88	86	2%
Diluted earnings per share attributable to U.S. Cellular shareholders	$0.27	$0.41	(35)%	$1.24	$1.49	(17)%
N/M - Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)
	Nine Months Ended September 30,
	2019	2018
(Dollars in millions)
Cash flows from operating activities
Net income	$115	$143
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	524	478
Bad debts expense	77	67
Stock-based compensation expense	32	26
Deferred income taxes, net	(34)	(4)
Equity in earnings of unconsolidated entities	(128)	(120)
Distributions from unconsolidated entities	99	90
(Gain) loss on asset disposals, net	13	5
(Gain) loss on sale of business and other exit costs, net	(1)	—
(Gain) loss on license sales and exchanges, net	—	(18)
Other operating activities	3	2
Changes in assets and liabilities from operations
Accounts receivable	(35)	(1)
Equipment installment plans receivable	(42)	(88)
Inventory	3	15
Accounts payable	(4)	21
Customer deposits and deferred revenues	(1)	(5)
Accrued taxes	81	1
Accrued interest	9	9
Other assets and liabilities	(24)	(21)
Net cash provided by operating activities	687	600

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(439)	(277)
Cash paid for licenses	(257)	(2)
Cash received from investments	29	50
Cash paid for investments	(11)	—
Cash received from divestitures and exchanges	32	23
Other investing activities	(1)	3
Net cash used in investing activities	(647)	(203)

Cash flows from financing activities
Repayment of long-term debt	(14)	(14)
Common Shares reissued for benefit plans, net of tax payments	(8)	7
Repurchase of Common Shares	(21)	—
Distributions to noncontrolling interests	(3)	(5)
Other financing activities	(2)	(5)
Net cash used in financing activities	(48)	(17)

Net increase (decrease) in cash, cash equivalents and restricted cash	(8)	380

Cash, cash equivalents and restricted cash
Beginning of period	583	352
End of period	$575	$732

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS
	September 30, 2019[1]	December 31, 2018
(Dollars in millions)
Current assets
Cash and cash equivalents	$570	$580
Short-term investments	—	17
Accounts receivable	993	976
Inventory, net	139	142
Prepaid expenses	49	63
Other current assets	19	34
Total current assets	1,770	1,812

Assets held for sale	9	54

Licenses	2,461	2,186

Investments in unconsolidated entities	471	441

Property, plant and equipment, net	2,144	2,202

Operating lease right-of-use assets	897	—

Other assets and deferred charges	539	579

Total assets	$8,291	$7,274

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY
	September 30, 2019[1]	December 31, 2018
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$19	$19
Accounts payable	337	313
Customer deposits and deferred revenues	155	157
Accrued taxes	88	30
Accrued compensation	68	78
Short-term operating lease liabilities	104	—
Other current liabilities	78	94
Total current liabilities	849	691

Liabilities held for sale	1	1

Deferred liabilities and credits
Deferred income tax liability, net	477	510
Long-term operating lease liabilities	864	—
Other deferred liabilities and credits	312	389

Long-term debt, net	1,592	1,605

Noncontrolling interests with redemption features	11	11

Equity
U.S. Cellular shareholders’ equity
Series A Common and Common Shares, par value $1 per share	88	88
Additional paid-in capital	1,622	1,590
Treasury shares	(70)	(65)
Retained earnings	2,532	2,444
Total U.S. Cellular shareholders’ equity	4,172	4,057

Noncontrolling interests	13	10

Total equity	4,185	4,067

Total liabilities and equity	$8,291	$7,274

[1]
As of January 1, 2019, U.S. Cellular adopted the new lease accounting standard, ASC 842, using a modified retrospective method. Under this method, the new accounting standard is applied only to the most recent period presented. As a result, 2019 amounts include the impacts of ASC 842, but 2018 amounts remain as previously reported.

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
(Dollars in millions)
Cash flows from operating activities (GAAP)	$211	$235	$687	$600
Less: Cash paid for additions to property, plant and equipment	157	103	439	277
Free cash flow (Non-GAAP)[1]	$54	$132	$248	$323

[1]
Free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

EBITDA, Adjusted EBITDA and Adjusted OIBDA
The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income and Operating income.

	Three Months Ended September 30,
	2019	2018
(Dollars in millions)
Net income (GAAP)	$24	$37
Add back:
Income tax expense	15	14
Interest expense	29	29
Depreciation, amortization and accretion	181	160
EBITDA (Non-GAAP)	249	240
Add back or deduct:
(Gain) loss on asset disposals, net	5	3
(Gain) loss on license sales and exchanges, net	2	—
Adjusted EBITDA (Non-GAAP)	256	243
Deduct:
Equity in earnings of unconsolidated entities	44	42
Interest and dividend income	4	4
Adjusted OIBDA (Non-GAAP)	208	197
Deduct:
Depreciation, amortization and accretion	181	160
(Gain) loss on asset disposals, net	5	3
(Gain) loss on license sales and exchanges, net	2	—
Operating income (GAAP)	$20	$34